                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                           -------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                January 31, 1997


                      Commission File Number     0-22906
                                               ------------


                         ABC RAIL PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                                   36-3498749
          (State or other jurisdiction               (IRS Employer
          of incorporation)                        Identification Number)



                           200 SOUTH MICHIGAN AVENUE
                                   SUITE 1300
                            CHICAGO, ILLINOIS  60604
                                 (312) 322-0360
         (Address and telephone number of principal executive offices)
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ITEM 5.   OTHER EVENTS.
----------------------

          ABC Rail Products Corporation (the "Company") is filing herewith certain exhibits that relate to the Company's Registration Statement on Form S-3, filed with the Securities and Exchange Commission on November 15, 1996 (Registration No. 333-16241).

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

(c)  Exhibits

     1.1 Form of Underwriting Agreement by and among the Company, Robert W. Baird & Co. Incorporated and Piper Jaffray Inc.

     4.1 Officer's Certificate dated January 28, 1997 pursuant to Section 301 of the Indenture dated January 28, 1997 between the Company and First Trust National Association, as Trustee.

     4.2  Form of the Company's 9 1/8% Senior Subordinated Note Due 2004.

                                       2
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                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              ABC RAIL PRODUCTS CORPORATION


                              By /s/ D. Chisholm MacDonald
                                 ------------------------------
                                 D. Chisholm MacDonald
                                 Senior Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

Date:  January 31, 1997
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                                 EXHIBIT INDEX
                                 -------------

EXHIBIT                                                               SEQUENTIAL
NUMBER                  DOCUMENT DESCRIPTION                         PAGE NUMBER
------                  --------------------                         -----------

   1.1     Form of Underwriting Agreement by and
           among the Company, Robert W. Baird & Co.
           Incorporated and Piper Jaffray Inc.

   4.1 Officer's Certificate dated January 28, 1997 pursuant to Section 301 of the Indenture dated
           January 15, 1997 between the Company and
           First Trust National Association, as Trustee.

   4.2     Form of the Company's 9 1/8% Senior
           Subordinated Note Due 2004.